Note 6 - Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Text Block]
NOTE 6—GOODWILL AND OTHER INTANGIBLES

During 2010, the Company purchased substantially all of the assets of certain businesses for an aggregate purchase price of $8.2 million, of which $6.7 million was paid in cash and $1.5 million assumed debt through the issuance of a promissory note, which was paid in full in 2011.

The changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 were as follows (in thousands):

Beginning balance January 1, 2010	11,342
Acquisitions during 2010	1,039
Ending balance, December 31, 2010	12,381
Acquisitions during 2011	-
Ending balance, December 31, 2011	$12,381

Intangible assets, net included the following (in thousands):

	December 31,
	2011	2010
Customer list	$3,984	$3,934
Trademark	1,679	1,191
Patents	3,913	451
Non-compete agreements	866	866
Intellectual property	2,901	2,901
	13,343	9,343
Less: accumulated amortization	3,414	1,472
Total intangible assets, net	$9,929	$7,871

During 2011, the company completed an acquisition with consideration of $2.0 million. An additional $2.0 million of consideration is payable subject to the achievement of certain milestones. As a result of the acquisition, the Company recorded intangibles of $4.0 million.

Intangible assets subject to amortization are amortized over their estimated useful lives which are between two and fifteen years. Amortization expense for the years ended December 31, 2011, 2010 and 2009 was $1.9 million, $0.6 million and $0.9 million, respectively. Amortization expense is projected to be $2.0 million, $1.9 million, $0.8 million, $0.8 million, $0.8 million and $3.6 million for the twelve months ended December 31, 2012 through 2016 and thereafter, respectively.